                                                                   EXHIBIT 10.10



                           FORM OF ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into as of this _____ day of __________________, 1997, by and among INDUSTRIAL DISTRIBUTION GROUP, INC., a Delaware corporation ("IDG"), the individuals identified on the signature page below (collectively, the "Selling Stockholders" and individually a "Selling Stockholder"),and _________________________________ ("Escrow Agent").

                                   WITNESSETH:

     WHEREAS, IDG, ______________ ("Company"), and the Selling Stockholders entered into that certain Agreement and Plan of Merger dated as of July ___, 1997 (the "Acquisition Agreement"), pursuant to which IDG acquired all of the issued and outstanding capital stock of the Company, subject to the terms and conditions set forth in the Acquisition Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Acquisition Agreement);

     WHEREAS, pursuant to Section 2.07(b) of the Acquisition Agreement, Company and the Selling Stockholders agreed to the unconditional and irrevocable guaranty of the collection of the Guaranteed Receivables in full, as more fully set forth therein;

     WHEREAS, pursuant to Article IX of the Acquisition Agreement, the Selling Stockholders have indemnified the Seller Indemnified Parties against Seller Indemnified Losses and Stockholder Indemnified Losses (collectively, the "Indemnified Losses"); and

     WHEREAS, pursuant to Section 2.07(c) of the Acquisition Agreement and in order to secure their obligations with respect to the collection of the Guaranteed Receivables and the payment of any Indemnified Losses, the Selling Stockholders have agreed to deliver, or cause to be delivered, to the Escrow Agent an aggregate of __________________ shares of the IDG Common Stock allocated among the Selling Stockholders as set forth on Exhibit "A" attached hereto and incorporated herein by reference (collectively, the "Escrowed Shares"), to be administered in accordance with the terms and provisions of this Escrow Agreement;

     NOW THEREFORE, the parties in consideration of the premises and mutual agreements set forth and contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. Each of IDG and the Selling Stockholders hereby designates and appoints _____________________, as Escrow Agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment. Escrow Agent agrees to receive deposits of Escrowed Property (as defined below), including, but not limited to, the Escrowed Shares, and hold and administer the same in accordance with the terms of this Agreement in the manner so provided for herein.

     2. DEPOSIT OF THE ESCROWED SHARES WITH ESCROW AGENT; GRANT OF SECURITY INTEREST. (a) The Selling Stockholders have delivered to, or caused to be delivered to, Escrow Agent as security for the obligations of the Selling Stockholders under Section 2.07(b) and Article IX of the Acquisition Agreement, and Escrow Agent hereby acknowledges receipt of, the Escrowed Shares, together with ten (10) duly executed counterpart original blank stock powers with respect to the Escrowed Shares (collectively with any Other Property (as defined below) to be received by the Escrow Agent at any time under this Agreement, the "Escrowed Property").

     (b) After the date hereof, each Selling Stockholder shall deliver, or cause to be delivered (and by their signature below each Selling Stockholder hereby expressly authorizes IDG to deliver), to Escrow Agent, (i) any shares of IDG Common Stock to be received, or received, by them in a distribution with respect to such Escrowed Shares through a stock split, stock dividend, reclassification, or other recapitalization of IDG, (ii) any securities, cash, or other property received for such Escrowed Shares (collectively, the "Other Property") through an exchange in one or more subsequent reorganization, consolidation, merger, or liquidation of IDG or its successors (or securities received in a distribution with respect to such securities through a stock split, stock dividend, or recapitalization), and (iii) any instruments necessary for Escrow Agent to transfer from time to time any such Escrowed Property, including, but not limited to, additional blank stock powers executed by the Selling Stockholders. Any additional securities or Other Property (including any earnings thereon) delivered to the Escrow Agent pursuant to this provision or elsewhere in this Escrow Agreement shall be allocated to, and for the benefit of, the respective Selling Stockholder delivering such additional shares or Other Property, or for whose benefit such additional shares or Other Property have been delivered by others.

     (c) Each Selling Stockholder hereby grants to IDG, on behalf of and as agent for all of the Seller Indemnified Parties, a present and continuing security interest in and security lien upon all of the Escrowed Property, including, without limitation, the Escrowed Shares, to secure the faithful and complete performance and satisfaction of any of the obligations of the Selling Stockholders under Section 2.07(b) and Article IX of the Acquisition Agreement. For purposes of the attachment and perfection of such security interests in the Escrowed Property, including, without limitation, the Escrowed Shares, and any proceeds thereof, Escrow Agent shall be deemed to be a party holding such property and shares as the designee of IDG pursuant to O.C.G.A. Section Section 11-8-313(1) and 11-8-321, and acting as a bailee with notice pursuant to O.C.G.A. Section 11-9-305 for the benefit of IDG and the Seller Indemnified Parties.

     3. RIGHTS OF THE SELLING STOCKHOLDERS; INVESTMENT OF FUNDS IN ESCROW. (a) During the term of this Agreement and for so long as any of the Escrowed Property is held by the Escrow Agent hereunder, (i) the Escrowed Shares shall remain registered in the name of the respective Selling Stockholder depositing such shares into this escrow, (ii) all voting rights with respect to each Escrowed Share held as Escrowed Property shall be exercised by the record holder of such Escrowed Shares, and (iii) all cash dividends and other property (other than shares of IDG Common Stock or other securities required to be delivered to Escrow Agent and held in escrow in accordance with Section 2(b) hereunder) distributed with respect to any of the Escrowed Property shall be distributed to the record holder of such Escrowed Property.

     (b) During the Term of this Agreement, and subject to any restrictions set forth in the Acquisition Agreement or under applicable securities laws, a record holder of the Escrowed Shares shall be entitled to sell all or any of such Escrowed Shares in a bona fide private transaction, upon ten (10) business days prior written notice of such intended sale to Escrow Agent and IDG, provided that any and all proceeds relating from such sale are made payable to the Escrow Agent to be deposited directly into escrow hereunder immediately upon completion of such sale. Escrow Agent shall not be obligated to release such Escrowed Shares sold until receipt of such proceeds and shall be under no obligation to determine whether such proposed sale is in compliance with the terms of the Acquisition Agreement or applicable securities laws. All proceeds received by Escrow Agent with respect to Escrowed Shares sold hereunder shall be added to the Escrowed Property and held by Escrow Agent as a part thereof and the security lien granted in Section 2(c) shall attach thereto. Except as set forth herein, any sale hereunder shall be effectuated in the manner set forth in the written notice provided by the record-holder who shall be responsible to pay any brokerage fees or expenses of sale, if any. Notwithstanding any of the foregoing, if IDG shall provide written notice to the Escrow Agent within the prescribed time that it objects to the proposed sale by a record-holder of any of the Escrowed Shares for any reason, the Escrow Agent shall not effectuate such proposed sale and shall be absolved of any liability with respect thereto.

     (c) Escrow Agent shall manage the Escrowed Property under the terms of this Agreement and shall from time to time invest and reinvest any cash assets held in escrow, as and when instructed by IDG and the respective Selling Stockholder for whose benefit such cash assets have been allocated (but only with respect to such allocated cash assets), in writing, in (i) obligations of the United States of America, (ii) general obligations of any state of the United States of America, (iii) general obligations of any political subdivision of a state of the United States of America, if such obligations are rated by at least two recognized rating services as at least "AA," (iv) certificates of deposit of Escrow Agent and any national bank or banks insured by the Federal Deposit Insurance Corporation with a net worth in excess of $100,000,000, (v) obligations of state or municipal public housing authorities chartered by the United States of America and guaranteed by the United States of America, (vi) demand interest bearing accounts of Escrow Agent; and (vii) money market funds of Escrow Agent (the Federated Treasury Obligations Money Market Fund), which invest in any of the preceding (i) through (vi). If no instructions are received from IDG and a Selling Stockholder as provided above, Escrow Agent may invest any cash assets held in escrow in money market funds of the type described in
(vii). Any and all income and interest realized from the investments of any Escrowed Property made by Escrow Agent pursuant hereto shall be added to, and become part of, the Escrowed Property allocated, as appropriate, to the respective Selling Stockholders.

     4. RECONCILIATION OF GUARANTEED RECEIVABLES; DISBURSEMENT OF THE ESCROWED SHARES. (a) Within ten (10) business days after the Receivables Determination Date, IDG shall cause to be prepared a reconciliation of collections of the Guaranteed Receivables, which reconciliation shall set forth the amount of the Guaranteed Receivables remaining uncollected as of the Receivables Determination Date and the Claims with respect to which a Claims Notice has been given on or before the Receivables Determination Date, as described in paragraph (b) below (the "Receivables Reconciliation"), and shall provide a copy of such reconciliation to the Escrow Agent and the Selling Stockholders.

     (b) (i) From time to time on or before the Escrow Termination Date, IDG or any Selling Indemnified Party may give notice to the Escrow Agent and the Selling Stockholders (the "Claims Notice") with respect to a claim for reimbursement for any of the Guaranteed Receivables remaining uncollected as of the Receivables Determination Date, or indemnification of a potential Indemnified Loss by any Seller Indemnified Party that such party may have under
Article IX of the Acquisition Agreement against any or all of the Selling Stockholders (each individually a "Claim"); provided, however, that in order for IDG to assert any claim for reimbursement of any Guaranteed Receivables uncollected as of the Receivables Determination Date, the Claims Notice with respect thereto must be provided by IDG to the Escrow Agent and the Selling Stockholders by 5:00 p.m., Eastern Time, on or before the due date thereof, or such claim shall be deemed to have been waived by IDG and IDG shall be forever barred from asserting a right to any such reimbursement. Any Claims Notice shall specifically set forth in reasonable detail (i) the nature of the Claim, (2) the Selling Stockholders against whom the Claim is being asserted, and (3) the dollar amount of the Claim (and if such amount is not known, a reasonable estimate thereof). IDG or any Seller Indemnified Party may make more than one Claim with respect to any underlying state of facts or against one or more of the Selling Stockholders. Escrow Agent shall, within five (5) business days after receipt of the Claims Notice, either (x) notify IDG or the Selling Indemnified Party who delivered the Claims Notice, as appropriate, that the Claims Notice failed to include all of the information required (in which case, such Claims Notice shall be deemed to be defective and of no force or effect, or
(y) notify the Selling Stockholders in writing of its receipt, enclosing a copy of the same. The failure of Escrow Agent to deliver a copy of the Claims Notice or provide the notice to the Selling Stockholders required herein, shall not affect the validity of any Claim of the Seller Indemnified Party set forth in the Claims Notice. If Escrow Agent has not actually received a Dispute Notice (as defined in Section 4(b)(ii) below) by 5:00 p.m., Eastern Time, on or before the date that is fifteen (15) business days after the date Escrow Agent received the Claims Notice (the "Cut-Off Date"), then the amount of damages set forth in the Claims Notice shall be deemed established for purposes of this Escrow Agreement and the Acquisition Agreement against one or more of the Selling Stockholders, as set forth in the Claims Notice, and Escrow Agent shall distribute to IDG, for itself or on behalf of the Seller Indemnified Parties, from the Escrowed Shares or the Escrowed Property, as appropriate, allocated among the Selling Stockholders as set forth in the Claims Notice, within three
(3) business days immediately following the Cut-Off Date, an aggregate number of the Escrowed Shares equal to the amount of such Claim (as set forth in the Claims Notice) divided by the Escrowed Shares Price (as defined in Section 4(c) below) along with appropriate stock powers, or the cash equal to the amount of such Claim, as appropriate depending upon the nature of the Escrowed Property held in escrow as of the date of such required disbursement (for purposes hereof, Escrow Agent shall first disburse Escrowed Shares

(rounded to the nearest whole share) to the extent such shares are held in escrow and have not previously been converted into cash or other securities as permitted in this Escrow Agreement).

        (ii) If any of the Selling Stockholders against whom a Claim is being asserted objects, for itself or on behalf of any other Selling Stockholder, to all or any portion of such Claim as set forth in the Claims Notice, such Selling Stockholder must, prior to the Cut-Off Date, actually deliver to Escrow Agent and to IDG and the other Selling Stockholders written objection to the Claim, or any portion thereof, certifying in reasonable detail the basis for the objection (a "Dispute Notice"). The failure by any Selling Stockholder against whom a Claim is being asserted to timely deliver a Dispute Notice (unless such Dispute Notice is delivered by a Selling Stockholder for itself and on behalf of another Selling Stockholder, but only if the Selling Stockholder on whose behalf such Dispute Notice is being delivered is jointly obligated with the Selling Stockholder providing such Dispute Notice), in the aforesaid manner and within the time specified, and objection to only a portion of a Claim, shall constitute acceptance by the respective Selling Stockholder or Selling Stockholders of the matters set forth in the Claims Notice, or portion of the Claim not objected to, and the Selling Stockholder or Selling Stockholders shall be forever barred from objecting to same in any manner and in any forum. If a Dispute Notice is timely received by the Escrow Agent objecting with respect to only a portion of the Claim, the Escrow Agent shall (A) distribute to IDG, on behalf of the Seller Indemnified Parties, such Escrowed Property, allocated against the Selling Stockholders as set forth in the Claims Notice, equal in value to the portion of the Claim not objected to, in the same manner and time frame set forth in
Section 4(b)(i) as if no Dispute Notice had been received, and the parties shall follow the procedures in Section 4(b)(iii) with respect to the amount of the Claim set forth in the Dispute Notice as being in dispute (the "Disputed Amount").

        (iii) If the Selling Stockholder or Selling Stockholders who filed one or more Dispute Notices and IDG or the Seller Indemnified Party, as appropriate, cannot agree upon a resolution of a dispute between them as it relates to a Claim (and a Dispute Notice issued in respect thereof was timely received by the Escrow Agent), within thirty (30) days of the receipt of the relevant Dispute Notice, then Escrow Agent shall tender an aggregate number of the Escrowed Shares equal in value to the Disputed Amount, each valued at the Escrowed Shares Price, or such Other Property in the manner set forth in Section 4(b)(i), into the registry or custody of any court of competent jurisdiction and initiate legal proceedings with respect to the Disputed Amount, and thereupon be discharged from further duties or liabilities with respect to such Disputed Amount to the extent permitted by applicable law; provided, however, Escrow Agent shall still be bound by the terms of this Escrow Agreement until its termination, and if the Seller Indemnified Party is finally determined by such legal proceeding not to be entitled to the Disputed Amount, such Disputed Amount shall be tendered to the Escrow Agent to hold pursuant to the terms of this Escrow Agreement if this Escrow Agreement is still then in effect.

        (iv) Notwithstanding anything herein to the contrary, as soon as reasonably practicable after final resolution of any timely filed Claim for reimbursement for any of the Guaranteed Receivables remaining uncollected as of the Receivables Determination Date, Escrow Agent shall distribute to the Selling Stockholders from the Escrowed Shares or the Other Property, as appropriate, allocated among the Selling Stockholders as appropriate, such number of Escrowed Shares or Other Property held in escrow such that, after such distribution, Escrow Agent does not hold in escrow more than sixty percent (60%) of the number of Escrowed Shares, or cash equivalent for such Escrowed Shares, originally deposited by each respective Selling Stockholder hereunder. Escrow Agent shall be entitled to withhold from such distribution the number of Escrowed Shares, or the cash equivalent thereof, that Escrow Agent determines in its sole discretion is reasonably necessary to cover any Claim for which a Claims Notice had already been received by Escrow Agent before the time of such proposed distribution and which has not reached its final determination prior to such distribution. Upon the final determination of such Claim, Escrow Agent shall, as soon as reasonably practicable thereafter, complete the distribution as set forth hereinabove.

     (c) For purposes of this Escrow Agreement, the Escrowed Share Price shall mean the greater of the (i) IPO Price and (ii) the average of the closing prices, as the same shall be certified in writing by IDG to Escrow Agent at Escrow Agent's request, for shares of the IDG Common Stock (trading symbol:
MROP) on the Nasdaq Stock Market for each of the ten (10) consecutive trading days immediately preceding the relevant determination date, rounded upwards to the nearest one-sixteenth of a point if necessary, provided, however, if the IDG Common Stock shall not be listed on any national exchange or the Nasdaq Stock Market quotation system, the Escrowed Share Price shall mean the book value per share as reasonably determined by the Board of Directors of IDG. The calculation of the Escrowed Share Price as determined by Escrow Agent shall be final and binding on the parties absent manifest error.

     (d) Each Selling Stockholder hereby irrevocably constitutes and appoints IDG as its attorney-in-fact to transfer the Escrowed Shares so distributed by the Escrow Agent to IDG, for the benefit of the Seller Indemnified Parties, in accordance with this Escrow Agreement on the books of the IDG, with full power of substitution in the premises.

     (e) The Escrowed Shares distributed to IDG, on behalf of a Seller Indemnified Party, shall be accompanied by appropriate stock powers and the distribution of the Escrowed Shares by Escrow Agent shall be conditioned upon the IDG's stock transfer agent being instructed to return certificates to Escrow Agent which represent the balance between the Escrowed Shares evidenced by the surrendered certificate and deliverable to IDG, on behalf of a Seller Indemnified Party, pursuant to a Claim and the remaining number of shares represented by such certificate. Any shares so returned to Escrow Agent shall be, and continue to be, Escrowed Shares for all purposes of this Escrow Agreement.

     5. TERM. This Escrow Agreement shall terminate when all Escrowed Property has been distributed by the Escrow Agent in accordance herewith. All Escrowed Property held by Escrow Agent hereunder on the Escrow Termination Date (as defined below), shall be distributed to each Selling Stockholder, within five
(5) business days after the Escrow Termination Date, in accordance with his or her respective ownership of the Escrowed Shares, less the number of Escrowed Shares or, if appropriate, an amount of the Escrowed Property equal in value (as determined in accordance with Section 4(b)(i) above) to any pending claim or claims for an Indemnified Loss for which IDG or any Selling Indemnified Party has asserted that one or more of the Selling Stockholders are liable for in accordance with Section 4(b)(i) above. As used herein, the "Escrow Termination Date" shall be the date that ends immediately prior to the second anniversary of the date of this Escrow Agreement.

     6. COMPENSATION OF ESCROW AGENT. IDG and the Selling Stockholders agree to pay to Escrow Agent from time to time reasonable compensation for all services rendered by Escrow Agent under this Agreement in accordance with Exhibit "B" attached hereto, and related expenses and disbursements. The fee due Escrow Agent for the first year of this Escrow Agreement shall be due and payable at the time the Escrowed Shares are placed in Escrow. IDG and the Selling Stockholders shall share in equally in the payment of the fees and expenses of the Escrow Agent hereunder (with the Selling Stockholders sharing their portion of such fees and expenses pro rata among themselves based upon the number of Escrowed Shares placed into this escrow by each Selling Stockholder); provided, however, if Escrow Agent incurs any fees or expenses that can be specifically identified to a claim of IDG or any Seller Indemnified Party against one or more Selling Stockholders for a Stockholder Indemnified Loss, then such specifically identified fees and expenses shall be allocated solely to such Selling Stockholder or Selling Stockholders.

     7. DUTIES OF THE ESCROW AGENT. (a) The duties and responsibilities of Escrow Agent hereunder shall be limited to those expressly set forth in this Escrow Agreement, and Escrow Agent shall not be bound in any way by any other contract or agreement between IDG and the Selling Stockholders, whether or not Escrow Agent has knowledge of any such contract or agreement or terms or conditions thereof.

     (b) Escrow Agent shall not be liable to anyone for any damages, losses, or expenses incurred as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Accordingly, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, but also as to the truth and accuracy of any information contained therein that Escrow Agent shall in good faith believe to be genuine, to have been signed by a proper person or persons, and to conform to the provisions of this Escrow Agreement, and (ii) any action taken or omitted in reliance upon the advice of counsel (which may be of Escrow Agent's own choosing).

     (c) IDG and each Selling Stockholder hereby jointly and severally agree to indemnify and hold harmless Escrow Agent to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including reasonable fees and disbursements of counsel), actions, proceedings, or investigations (whether formal or informal), or threats thereof (all of the foregoing being hereinafter referred to as "Liabilities"), based upon, relating to, or arising out of, the provision of services hereunder; provided, however, that no party hereunder shall be liable under this Section 7(c) for any amount paid in settlement of claims without their consent, which consent shall not be unreasonably withheld, or to the extent that a court of competent jurisdiction finally judicially determines that such Liabilities resulted from the willful misconduct or gross negligence of Escrow Agent.

     (d) If a dispute between any of the parties hereto sufficient in the discretion of Escrow Agent to justify its doing so shall occur, Escrow Agent shall be entitled to tender the Escrowed Shares, or any other Escrowed Property then in its possession, into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties and liabilities under this Escrow Agreement. Any such legal action may be brought in any such court as Escrow Agent shall determine to have jurisdiction over the Escrowed Shares and Escrowed Property. The filing of any such legal proceedings shall not deprive Escrow Agent of its compensation earned prior to such filing.

     (e) If all or any part of the Escrowed Shares or Escrowed Property shall be attached, garnished, or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment, or decree shall be made or entered by any court affecting the Escrowed Shares or the Escrowed Property, or any part thereof, or any act of Escrow Agent, Escrow Agent is hereby expressly authorized to obey and comply with all final writs, orders, judgments, or decrees so entered or issued by any court, without the necessity of inquiring whether such court has jurisdiction, and if Escrow Agent obeys or complies with any such writ, order, judgment, or decree, it shall not be liable to any of the parties hereto or to any other person by reason of such compliance.

     (f) If at any time any attempt should be made to amend this Escrow Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or in any manner that Escrow Agent shall reasonably deem undesirable, or at any other time, Escrow Agent may resign by notifying the other parties hereto by certified mail in accordance with Section 8 below. From the date upon which such notice is received by the IDG and the Selling Stockholders until the earlier of (i) the acceptance by a successor escrow agent as shall be appointed (A) by an agreement of such parties, or (B) if the parties are unable to agree within twenty (20) days following the last party to receive such notice, by the senior active Judge of the United States District Court for the Northern District of Georgia, Atlanta Division, upon application by IDG or the Selling Stockholders, and (ii) thirty (30) days following the date upon which notice was mailed, Escrow Agent's sole obligation hereunder shall be to perform its duties hereunder in accordance with the terms of this Escrow Agreement prior to any attempted amendment hereof.

     8. NOTICES. All notices or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered air mail, or by facsimile transmission (with an original sent by first class mail) to the intended recipient thereof at its address or facsimile number specified below. Any such notice or communication shall be deemed to have been duly given immediately if given in person or made by confirmed facsimile, or if mailed, three business days after such mailing, and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted. The addresses and facsimile numbers of the parties for purposes of this Escrow Agreement are:

    (a)  If to IDG:                       Industrial Distribution Group, Inc.
                                          2500 Royal Place
                                          Tucker, Georgia 30084
                                          Attn.: Chief Executive Officer
                                          Facsimile No.: (770) 938-7311
                                          Telephone No.: (770) 243-4062

         with a copy to:                  Kilpatrick Stockton LLP
                                          1100 Peachtree Street
                                          Suite 2800
                                          Atlanta, Georgia 30309
                                          Attn.: W. Randy Eaddy, Esq.
                                          Facsimile No.: (404) 815-6555
                                          Telephone No.: (404) 815-6500

    (b)  If to the Selling Stockholders:  Addressed or sent to each Selling
                                          Stockholder as set forth under their
                                          respective names on the signature
                                          page hereto

    (c)  If to the Escrow Agent:

Any party may change the address or facsimile number to which notices or other communications to such party shall be delivered or mailed by giving written notice thereof to the other parties hereto in the manner provided herein.

     9. COUNTERPARTS. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     10. GOVERNING LAW. This Escrow Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia (without regard to its conflicts of law rules).

     11. SEVERABILITY. Whenever possible, each provision of this Escrow Agreement shall be interpreted in such manner as to be effective and valid under Georgia law, but if any provision shall be prohibited by or be invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     12. ENTIRE AGREEMENT; BINDING EFFECT. Except for the Acquisition Agreement, this Escrow Agreement contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     13. MODIFICATION. Subject to Section 7(f) above, this Escrow Agreement may not be revoked, rescinded, amended or terminated except upon the mutual written consent of all of the parties hereto.

     14. WAIVER. Any term or condition of this Escrow Agreement may be waived at any time by the party that is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power, or remedy created hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Escrow Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     15. EFFECT OF CAPTIONS AND HEADINGS. The captions and headings contained herein are for convenience only, do not constitute a part of this Escrow Agreement, and shall not be used in construing it.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties hereto as of the day and year first above written.

                                        INDUSTRIAL DISTRIBUTION
                                        GROUP, INC., A DELAWARE CORPORATION



                                        BY:
                                           ------------------------------------
                                           NAME:
                                                -------------------------------
                                           TITLE:
                                                 ------------------------------


                                        ESCROW AGENT



                                        BY:
                                           ------------------------------------
                                           NAME:
                                                -------------------------------
                                           TITLE:
                                                 ------------------------------


                                        SELLING STOCKHOLDERS


                                        ---------------------------------------
                                        NAME:

                                        ADDRESS:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                        FACSIMILE NO.:
                                                      -------------------------


                                        ---------------------------------------
                                        NAME:

                                        ADDRESS:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                        FACSIMILE NO.:
                                                      -------------------------

                                        ---------------------------------------
                                        NAME:

                                        ADDRESS:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                        FACSIMILE NO.:
                                                      -------------------------




                                        ---------------------------------------
                                        NAME:

                                        ADDRESS:
                                                -------------------------------
                                                -------------------------------
                                                -------------------------------

                                        FACSIMILE NO.:
                                                      -------------------------